                                                                    EXHIBIT 99.2

NEWS BULLETIN FROM

[COVANSYS LOGO]



FOR FURTHER INFORMATION

Covansys:                               Joele Frank, Wilkinson Brimmer Katcher:
David Roady                             Eden Abrahams / Andrew Siegel
Tel: (248) 848-2221                     Tel: (212) 355-4449
droady@covansys.com                     ea@joelefrank.com / abs@joelefrank.com


               COVANSYS UPDATES FIRST QUARTER 2004 FINANCIAL DATA
                  INCLUDED IN ITS AUGUST 5, 2004 PRESS RELEASE

          COMPANY ALSO ANNOUNCES FILING OF FIRST QUARTER 2004 FORM 10-Q

FARMINGTON HILLS, MICH., AUGUST 6, 2004 -- Covansys Corporation (Nasdaq: CVNSE), a leading global provider of strategic outsourcing and integration services, today announced a revision to the first quarter and first half 2004 financial data which it disclosed yesterday. The revision is reflected in the Company's first quarter 2004 Form 10-Q, which was filed with the Securities and Exchange Commission today. This revision does not affect the Company's previously announced cash flow, net income or earnings per share.

Covansys adjusted its first quarter and half year 2004 financial information to reclassify the $5.5 million adjustment of billed and unbilled receivables related to two troubled fixed price projects from cost of revenue and selling, general and administrative ("SG&A") to revenue. The adjustment reduced first quarter revenues from $90.4 million to $84.9 million, cost of revenue from $75.2 million to $70.0 million and SG&A from $19.7 million to $19.4 million. The Company also adjusted its half year results, with revenue decreasing from $184.5 million to $179.0 million, cost of revenue from $144.0 million to $138.8 million and SG&A from $39.4 million to $39.1 million.

These revisions are reflected in the attached financial statement schedules.

ABOUT COVANSYS
Covansys Corporation, (NASDAQ: CVNSE), is a global consulting and technology services company specializing in industry-specific solutions, strategic outsourcing and integration services through a unique onsite, off-site, offshore delivery model that helps clients achieve rapid deployment, world-class quality and reduced costs. Founded in 1985, Covansys has successfully delivered an array of innovative and cost-effective business and technical solutions to leaders in the private and public sectors. With one of the largest offshore capabilities of any technology services provider based in the United States, Covansys has achieved the SEI's CMM Level 5 quality ratings at two of its offshore development centers in India.

SAFE HARBOR STATEMENT
With the exception of statements regarding historical matters and statements concerning our current status, certain matters discussed herein are forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements may be identified by the words "anticipate," "believe," "estimate," "expect" or "intend" and similar expressions. Our actual results, performance or achievements could differ materially from these forward-looking statements.

Factors that could cause or contribute to such material differences include actions by governmental or regulatory agencies, general economic conditions and conditions in the IT industry such as the demand for IT services, public sector government budgetary constraints, potential cost overruns on fixed-price projects, effective application of the percentage of completion method of accounting for fixed priced contracts, risks related to merger, acquisition and strategic investment strategy, variability of operating results, government regulation of immigration, exposure to regulatory, political and economic conditions in India and Asia, competition in the IT services industry, the short-term nature and termination provisions of contracts, economic conditions unique to clients in specific industries and limited protection of intellectual property rights. These and other factors are described in the Company's filings with the U.S. Securities and Exchange Commission.

                              COVANSYS CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Unaudited, in thousands except per share amounts)




                                                                 Three Months Ended March 31,
                                                                     2004           2003
                                                               --------------   --------------
                                                                                  (restated)
Revenues                                                       $       84,892   $       96,559

Cost of Revenues                                                       70,001           74,777
                                                               --------------   --------------
Gross Profit                                                           14,891           21,782

Selling, general and administrative                                    19,362           21,988

                                                               --------------   --------------

Income (loss) from operations                                          (4,471)            (206)

Other income, net                                                           6              493
                                                               --------------   --------------

Income (loss) from operations before income taxes                      (4,465)             287

Provision (benefit) for income taxes                                   (1,517)             108

                                                               --------------   --------------

Net income (loss)                                                      (2,948)             179

Convertible redeemable preferred stock dividends                        1,130            1,095

                                                               --------------   --------------
Net (loss) available for
              common shareholders                              $       (4,078)  $         (916)
                                                               ==============   ==============


Earnings Per Share:
                                                               Basic  Diluted   Basic  Diluted
                                                               --------------   --------------

NET (LOSS) AVAILABLE TO COMMON SHAREHOLDERS                    $(0.15) $(0.15)  $(0.03) $(0.03)
                                                               ==============   ==============


Weighted average common shares                                 26,849  26,849   27,285  27,285
                                                               ==============   ==============



                                      MORE

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                              COVANSYS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            (Unaudited, in thousands)



                                                                 MARCH 31,        DECEMBER 31,
                                                                   2004              2003
                                                               --------------   --------------
Current Assets:
  Cash and cash equivalents                                    $      106,689   $       89,671
  Short-term investments                                               19,274           37,804
                                                               --------------   --------------
                                                                      125,963          127,475

  Accounts receivable, net                                             71,683           69,755

  Revenues earned in excess of billing, net                            26,001           32,127

  Prepaid expenses and other                                           15,745           14,759
                                                               --------------   --------------

              Total current assets                                    239,392          244,116

Property and equipment, net                                            35,720           36,683

Goodwill, net                                                          18,240           18,441

Other assets                                                           16,634           16,119
                                                               --------------   --------------

              Total Assets                                     $      309,986   $      315,359
                                                               ==============   ==============

Current liabilities                                            $       51,286   $       55,845

Other liabilities                                                       1,033              889

Preferred Stock                                                       169,785          168,655

Shareholders' equity                                                   87,882           89,970
                                                               --------------   --------------

              Total Liabilities and
                Shareholders' Equity                           $      309,986   $      315,359
                                                               ==============   ==============



                              COVANSYS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (Unaudited, in thousands)



                                                                      Three Months Ended
                                                                          March 31,
                                                                    2004            2003
                                                               --------------   --------------
                                                                                  (restated)

Net income(loss)                                               $       (2,948)  $          179
Adjustments to reconcile net income to net cash used by
  operating activities:
  Depreciation and amortization                                         3,275            3,788
  Loss on disposal and obsolescence of property and equipment           1,066               55
  Provision for and write-off of doubtful accounts                        194               78
  Gain from sale of short-term investments                                (41)            (207)
  Change in assets and liabilities                                     (1,318)          (8,710)
                                                               --------------   --------------
      Net cash provided by (used in) operating activities                 228           (4,817)

Cash flows from investing activities:
  Investment in property, equipment and other                          (2,717)          (2,148)
  Proceeds from sale of available-for-sale securities                  39,872           25,588
  Purchases of available-for-sale securities                          (20,633)         (33,484)
  Investment in computer software                                         (68)            (177)
                                                               --------------   --------------
      Net cash provided by (used in) investing activities              16,454          (10,221)

Cash flows from financing activities:
  Net proceeds from issuance of common stock                              186              204
  Net proceeds from exercise of stock options and other, net              122              127
                                                               --------------   --------------
    Net cash provided by financing activities                             308              331
    Effect of exchange rate changes on cash                                28                0
                                                               --------------   --------------
Increase (decrease) in cash and cash equivalents                       17,018          (14,707)
Cash and cash equivalents at beginning of period                       89,671           88,288
                                                               --------------   --------------
Cash and cash equivalents at end of period                     $      106,689   $       73,581
                                                               ==============   ==============



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

                           COVANSYS CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Unaudited, in thousands except per share amounts)




                                                           Three Months Ended June 30,            Six Months Ended June 30,
                                                         --------------------------------    --------------------------------
                                                              2004             2003               2004                2003
                                                         -------------    ---------------    ----------------     -----------
                                                                                (RESTATED)                         (RESTATED)
REVENUES                                                 $      94,109    $        96,240    $        179,001   $         192,799

COST OF REVENUES                                                68,846             73,611             138,847             148,388
                                                         -------------    ---------------    ----------------   -----------------
GROSS PROFIT                                                    25,263             22,629              40,154              44,411

SELLING, GENERAL AND ADMINISTRATIVE                             19,685             22,815              39,047              44,803

                                                         -------------    ---------------    ----------------   -----------------

INCOME (LOSS) FROM OPERATIONS                                    5,578               (186)              1,107                (392)

OTHER INCOME, NET                                                1,303                579               1,309               1,072
                                                         -------------    ---------------    ----------------   -----------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                6,881                393               2,416                 680

PROVISION (BENEFIT) FOR INCOME TAXES                             2,339                409                 822                 517

                                                         -------------    ---------------    ----------------   -----------------

NET INCOME (LOSS)                                                4,542                (16)              1,594                 163

CONVERTIBLE REDEEMABLE PREFERRED STOCK DIVIDENDS                 1,139              1,104               2,269               2,199

                                                         -------------    ---------------    ----------------   -----------------
NET INCOME (LOSS) AVAILABLE FOR
              COMMON SHAREHOLDERS                        $       3,403    $        (1,120)   $           (675)  $          (2,036)
                                                         =============    ===============    ================   =================


EARNINGS PER SHARE:
                                                         BASIC  DILUTED    BASIC   DILUTED   BASIC    DILUTED    BASIC      DILUTED
                                                         ---------------   ----------------  ----------------   -----------------

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS       $ 0.10  $ 0.09   $(0.04) $ (0.04)   $ (0.02)  $(0.02)  $(0.08)   $ (0.08)
                                                         ===============   ==============    ================   =================


WEIGHTED AVERAGE COMMON SHARES                            26,882 27,492    27,081  27,081     26,866   26,866    27,182    27,182
                                                         ===============   ==============    ================   =================



                                      MORE

                              COVANSYS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            (Unaudited, in thousands)



                                                                                     JUNE 30,               DECEMBER 31,
                                                                                      2004                     2003
                                                                                  -------------            -------------
                                                                                                            (RESTATED)
Current Assets:
  Cash and cash equivalents                                                       $    109,666             $     89,671
  Short-term investments                                                                19,380                   37,804
                                                                                  -------------            -------------
                                                                                       129,046                  127,475

  Accounts receivable, net                                                              74,629                   69,755

  Revenues earned in excess of billing, net                                             28,851                   32,127

  Prepaid expenses and other                                                            14,749                   14,759
                                                                                  -------------            -------------

              Total current assets                                                     247,275                  244,116

Property and equipment, net                                                             33,786                   36,683

Goodwill, net                                                                           18,119                   18,441

Other assets                                                                            19,793                   16,119
                                                                                  -------------            -------------

              Total Assets                                                        $    318,973             $    315,359
                                                                                  =============            =============

Current liabilities                                                               $     58,166             $     55,845

Other liabilities                                                                          251                      889

Preferred Stock                                                                        170,929                  168,655

Shareholders' equity                                                                    89,627                   89,970
                                                                                  -------------            -------------

              Total Liabilities and
                Shareholders' Equity                                              $    318,973             $    315,359
                                                                                  =============            =============




                              COVANSYS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (Unaudited, in thousands)




                                                                                              Six Months Ended
                                                                                                   June 30,
                                                                                      2004                     2003
                                                                                  -------------            -------------
                                                                                                            (restated)
Net income(loss)                                                                  $      1,594             $        163
Adjustments to reconcile net income to net cash used by
  operating activities:
  Depreciation and amortization                                                          6,658                    7,744
  Loss on disposal and obsolescence of property and equipment                            1,066                      398
  Provision for and write-off of doubtful accounts                                         499                      280
  Gain from sale of short-term investments                                                (109)                    (575)
  Other                                                                                                              69
  Change in assets and liabilities                                                      (4,387)                  (1,163)
                                                                                  -------------            -------------
      Net cash provided by (used in) operating activities                                5,321                    6,916

Cash flows from investing activities:
  Investment in property, equipment and other                                           (4,845)                  (4,777)
  Proceeds from sale of available-for-sale securities                                   62,281                   60,537
  Purchases of available-for-sale securities                                           (43,903)                 (67,175)
  Investment in computer software                                                         (127)                    (619)
                                                                                  -------------            -------------
      Net cash provided by (used in) investing activities                               13,406                  (12,034)

Cash flows from financing activities:
  Net proceeds from issuance of common stock                                               872                      231
  Net proceeds from exercise of stock options and other, net                               370                      129
  Repurchases of common stock                                                                0                   (1,464)
                                                                                  -------------            -------------
    Net cash provided by financing activities                                            1,242                   (1,104)
    Effect of exchange rate changes on cash                                                 26                        0
                                                                                  -------------            -------------
Increase (decrease) in cash and cash equivalents                                        19,995                   (6,222)
Cash and cash equivalents at beginning of period                                        89,671                   88,288
                                                                                  -------------            -------------
Cash and cash equivalents at end of period                                        $    109,666             $     82,066
                                                                                  =============            =============



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